MASSMUTUAL

                                                        CORPORATE INVESTORS













2000 ANNUAL REPORT

















               G R O W T H | S T R E N G T H | D I V E R S I T Y

MASSMUTUAL CORPORATE INVESTORS

INVESTMENT OBJECTIVE AND POLICY

The Trust's investment objective is to combine the stability of current income offered by fixed income investments with the opportunity for growth offered by capital gains. To fulfill that objective, the Trust invests in fixed income securities, securities that can be converted into equities, and equities. The majority of these securities are in the form of private placements, meaning that they are not available to the general public.

Many of these investments consist of senior or subordinated debt issued by companies that have a need for growth capital or who are being acquired in leveraged transactions. A number of these securities are considered to have a higher risk than investment grade securities, because the companies involved are either smaller and/or contain a higher level of leverage.

The Trust is managed on a total return basis. Based on change in net asset value with reinvested dividends, the Trust was ranked #1 for the three-and ten-year periods ending December 31, 2000 among the closed-end bond funds tracked by Lipper, Inc. Lipper, Inc. ranked the Trust #4 for the five-year period ending December 31, 2000. Dividends are paid to shareholders quarterly in January, May, August and November. The Trust intends to distribute nearly all of its net income to shareholders each year. Dividends are paid in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the MassMutual Corporate Investors Annual Meeting of Shareholders, which will be held on April 20, 2001 at 2:00p.m. in Springfield, Massachusetts.

_______________________________________
MASSMUTUAL CORPORATE INVESTORS IS A CLOSED-END INVESTMENT COMPANY, FIRST OFFERED TO THE PUBLIC NEARLY 30 YEARS AGO AND IS LISTED ON THE NEW YORK STOCK EXCHANGE.

MASSMUTUAL CORPORATE INVESTORS











      [PHOTO]                           [PHOTO]

ROBERT E. JOYAL, CFA              STUART H. REESE, CFA
    PRESIDENT                           CHAIRMAN




Accumulated value of $100 reinvested in MassMutual Corporate Investors vs. the average of stocks and bonds


THE TRUST'S PORTFOLIO GREW FASTER THAN THE
BOND INDEX OR A COMBINATION OF STOCKS AND BONDS.


o   MassMutual Corporate Investors (1)

o   S&P Industrial Stock Index (2)

o   Lehman Brothers Government/Corporate Bond Index (3)

o   50% S&P Industrial Stock Index
    and 50% Lehman Brothers Government/
    Corporate Bond Index


           Year               Value of $100 invested 01/01/77
           ----
           01/77          100           100           100           100
                       102.99         91.77         97.38        115.65
                       104.21         98.87        101.54        123.51
                        106.6        117.56        112.08         139.9
           1980        109.86        157.58        133.72        152.92
                       117.84        146.78        132.31        176.72
                       154.49        178.14        166.31        212.41
                       166.83         219.3        193.07        254.93
                       191.89        228.69        210.29        290.64
           1985        232.76        298.83         265.8        369.61
                       269.12        354.71        311.92        493.84
                       275.28        385.78        330.53        515.77
                       296.15        447.51        371.83        568.37
                       338.29        579.34        458.82        619.13
           1990         366.3        574.19        470.24        621.73
                       425.39        751.09        588.24        735.32
                       457.63        793.98        625.81        862.97
                       508.11        865.84        686.97       1064.99
                       490.27           899        694.64       1090.13
           1995         584.6       1210.41        897.51       1458.15
                       601.56       1489.17       1045.36          1683
                       660.21       1951.41       1305.81       2139.77
                       722.66        2610.4       1666.53        2506.1
                       707.13       3285.19       1996.16       2694.81
           2000        790.86       2750.93        1770.9       2892.16


1 The Trust's return reflects change in the net asset value per share assuming reinvestment of all distributions. Past performance is no indicator of future results.

2 The S&P Industrial Index is a capitalization-weighted index of stocks designed to measure the performance of the industrial sector of the Standard and Poor's 500 Index (R) (the S&P 500 Index (R) minus financials, utilities and transportation stocks). The index does not incur expenses and cannot be purchased directly by investors.

3 The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of major U.S. Government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal. The index does not incur expenses and cannot be purchased directly by investors.

To Our Shareholders

I am pleased to share with you MassMutual Corporate Investors' Annual Report covering the year ended December 31, 2000. In a particularly stormy year for the markets, we are pleased the Trust was able to end the year with an annual total rate of return of 7.28% as measured by the change in net asset value with reinvested dividends. The Trust's net assets as of the end of 2000 were $178,130,497. Quarterly dividends were at $.45 per share in May and were increased to $.47 per share in July, October and December. Including the extra dividend of $.90 per share in December, dividends totaling $2.76 per share were distributed in 2000. The net asset value per share of the Trust decreased slightly in 2000 to $20.74 from $22.00 in 1999.

REVIEW OF 2000

The year 2000 brought an end to the longest economic expansion in our nation's history. Instead of the debate over whether the millennium began in 2000 or 2001, 2000 will be remembered as the year when the Internet suddenly became a place of business - and evaluated using more traditional measures.

The year began with an incredible surge in the stock market, in particular in the high-tech and biotech sectors. The first bad news of the season came from on line retailers, whose holiday business was somewhat less than expected. Then the Federal Reserve, in an attempt to slow the economy, raised rates incrementally through May. The market responded with steep declines. The Internet bubble burst, as IPOs began to fail, companies began laying off employees or just shutting down entirely. The NASDAQ, home to most publicly traded high tech stocks, experienced the most significant annual drop in its history, plunging more than 39% by the end of the year. In contrast, the S&P 500 was relatively calm, losing just over 9%, yet it was its worst return since 1977. The Dow Jones Industrial Average broke a 9-year winning streak, falling over 4%.

Growth stocks, defined as the stocks of those companies expected to grow faster than the economy in general, as a category, were hit very hard, because the category includes so many high tech companies. As a result, funds that focused on growth stocks tended to perform poorly in 2000.

Bonds fared far better. Interest rates, while rising somewhat, stabilized in the last half of the year. Total return on long-term Treasuries went from an 8% loss in 1999 to a 20% gain in 2000. The Lehman Brothers Government/Corporate Bond Index returned 11.84% and the Merrill Lynch High Yield Bond Index lost 5.10%, still better than stocks.

_______________________________________
IN A PARTICULARLY STORMY YEAR FOR THE MARKETS, WE ARE PLEASED THE TRUST WAS ABLE TO END THE YEAR WITH AN ANNUAL TOTAL RATE OF RETURN OF 7.28% AS MEASURED BY THE CHANGE IN NET ASSET VALUE WITH REINVESTED DIVIDENDS.

MASSMUTUAL CORPORATE INVESTORS

FOR THE 5-YEAR PERIOD ENDED DECEMBER 31, 2000, THE TRUST RANKED #4 OUT OF THE 375 CLOSED END BOND FUNDS TRACKED BY LIPPER, INC.

o   MassMutual MassMutual Corporate Investors
    (Based on earnings and change in net asset value)

o   S&P Industrial Stock Index

o   Lehman Brothers Government/ Corporate Bond Index

-------------------------------------------------
Total Annual Return (as of 12/31 each year)
-------------------------------------------------
40%
----             31.04    33.77
30%
----    23.03    27.14             25.89
20%
----    15.42             17.12             11.84
10%
----     2.90     9.75     9.46     7.53     7.28
0%
--------                           -2.15
-10%
----                                       -16.26
-20%
-------------------------------------------------
         1996     1997     1998     1999     2000


WHAT IT MEANS TO THE TRUST

How does this news relate to the activities of the Trust? Reading our investment objective, it is clear that we look for companies that provide opportunities for long-term growth. However, we have been able to limit the impact of the current market environment on the portfolio because our focus is on the everyday goods and services that are part of any economic climate. More specifically, these events comprised the highlights of the Trust's activity in 2000:

The Trust experienced major gains from five separate transactions during the year. TREND TECHNOLOGIES, a manufacturer and assembler of plastic injection molded parts that we acquired in 1997, was sold to another financial buyer. We retained a small equity position as a part of the sale with a gain of $9.1 million for the Trust.

We acquired MERCURY COMPUTER, a designer and marketer of high performance computer systems for computationally intense scientific and engineering applications, originally in 1987. We took our remaining gains by selling our position during the first quarter, bringing $2.1 million into the Trust. Our total gains in this security over the life of our investment were over $14 million.
_______________________________________
WE HAVE BEEN ABLE TO LIMIT THE IMPACT OF THE CURRENT MARKET ENVIRONMENT ON THE PORTFOLIO BECAUSE OUR FOCUS IS ON THE EVERYDAY GOODS AND SERVICES THAT ARE PART OF ANY ECONOMIC CLIMATE.

      [PHOTO]                           [PHOTO]                   [PHOTO]
CHARLES C. MCCOBB, CFA              STEPHEN L. KUHN          CLIFFORD M. NOREEN
  VICE PRESIDENT AND              VICE PRESIDENT AND           VICE PRESIDENT
CHIEF FINANCIAL OFFICER                SECRETARY

PLAYCORE,INC., a manufacturer and distributor of home playground equipment and accessories was also sold to another financial buyer. We acquired the securities in 1997 and the total gain to the Trust was $2.2 million.

LATIN COMMUNICATIONS is an operator of Spanish-language media in North America that we acquired in 1998. This sale to a strategic buyer who has other interests in Spanish media properties brought a gain of $1.1 million to the Trust.

HARTZELL MANUFACTURING is a provider of contract engineering, manufacturing and assembly services for a variety of industrial manufacturing companies. We acquired the security originally in 1997. When the company was sold to a third party, the Trust experienced gains of $1.9 million.

These gains allowed us to essentially offset the realized losses and write-downs in the portfolio resulting from a softening in the economic climate and decline in the stock markets during the year.

The year 2000 was also an important year for new investments. The Trust closed 25 deals during the year, including 21 new investments and four additions to current positions. Among the new holdings in the portfolio:

o ADORN,INC., a manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.

o ENZYMATIC THERAPY,INC., a manufacturer and distributor of branded natural medicines and nutritional supplements.

o INTEGRATION TECHNOLOGY SYSTEMS,INC., a manufacturer of steel protective computer and network systems for industrial and office environments.

o LANCASTER LABORATORIES, one of the largest laboratory testing operations in the United States.

o   MOSS INC., a manufacturer of large display and exhibit structures.

o   PLASSEIN PACKAGING,INC., a manufacturer of flexible packaging products.

o SPECTAGUARD ACQUISITION LLC, the tenth largest provider of security officers in the United States.

o STRATEGIC EQUIPMENT & SUPPLY PARTNERS, INC., a provider of kitchen and restaurant design, equipment fabrication and installation services.

o TRONAIR, INC., A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.

You will find details of all the Trust's holdings in the Consolidated Schedule of Investments.
_______________________________________
THE TRUST CLOSED 25 DEALS DURING THE YEAR,INCLUDING 21 NEW INVESTMENTS AND FOUR ADDITIONS TO CURRENT POSITIONS.

MASSMUTUAL CORPORATE INVESTORS

PREVIEW OF 2001

It is already clear that the Federal Reserve Board is playing an active role in working to prevent recession. In the first week of January, the Federal Reserve Board reduced rates by one half of one percent and followed by a second one half-point reduction in the last week of January. The Federal Reserve Board's action has already impacted mortgage rates, and they could drop again in anticipation of future downward movement.

While the stock market seems to be responding to the Federal Reserve Board's action, it is likely that 2001 could continue to be a volatile environment. Many of the fundamental issues that characterized the downfall of Internet stocks remain unchanged. Instead of the feverish embrace that seemed to accompany any new offering, investors are sitting back and waiting for strong earnings reports
- just as they would for any bricks and mortar company. With so many people wondering if they should get ready for recession or catch their breath before a new expansion, the theme for 2001 is probably "back to basics."

The Trust will continue its disciplined approach of focusing on investing in companies that offer good value on a risk-adjusted basis. We believe that our investment approach has provided solid investment returns to the Trust in the past and is particularly well suited to do so in this unsettled future.


Sincerely,

/s/ Robert Joyal

Robert Joyal
President


_______________________________________
THE TRUST WILL CONTINUE ITS DISCIPLINED APPROACH OF FOCUSING ON
INVESTING IN COMPANIES THAT OFFER GOOD VALUE ON A RISK-ADJUSTED BASIS.



TAX INFORMATION

2000 DIVIDEND PAYMENTS    RECORD DATE     NET INVESTMENT INCOME     SHORT-TERM GAINS    TAX EFFECT
--------------------------------------------------------------------------------------------------------
Regular                    05/08/00             0.4500                    --
                           07/31/00             0.4700                    --
                           10/31/00             0.4700                    --
                           12/31/00             0.4700                    --
Extra                      12/31/00             0.0989                  0.8011
--------------------------------------------------------------------------------------------------------
Total Dividends                                 1.9589                  0.8011            $2.76
                                                                                        represents
                                                                                        income for
                                                                                       tax purposes


THE FOLLOWING TABLE SUMMARIZES THE TAX EFFECTS OF THE RETENTION OF CAPITAL GAINS FOR 2000:

                                                                    AMOUNT PER SHARE     FORM 2439
--------------------------------------------------------------------------------------------------------
2000 Gains Retained                                                      0.3860           Line 1a
Long-Term Gains Retained (20%)                                           0.3860
Taxes Paid                                                               0.1351           Line 2*
Basis Adjustment                                                         0.2509             **

*  If you are not subject to federal tax (e.g., a charitable organization, IRA or Keogh Plan), you may be able to claim a refund by filing Form 990-T.
** For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).


ANNUAL DIVIDEND AMOUNT        QUALIFIED FOR DIVIDEND RECEIVED DEDUCTION***        INTEREST EARNED ON U.S.GOV'T. OBLIGATIONS
     PER SHARE                       PERCENT         AMOUNT PER SHARE                PERCENT          AMOUNT PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
      $2.76                          1.76313%           0.048662                     0.0000%              0.0000

*** Not available to individual shareholders.

FINANCIAL REPORT
















                       CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES       8

                       CONSOLIDATED STATEMENTS OF OPERATIONS                   9

                       CONSOLIDATED STATEMENTS OF CASH FLOWS                  10

                       CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS       11

                       CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS             12

                       CONSOLIDATED SCHEDULE OF INVESTMENTS                13-32

                       CONSOLIDATED NOTES TO FINANCIAL STATEMENTS          33-35

                       INDEPENDENT AUDITORS REPORT                            36

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000 and 1999

                                                     ------------       ------------
                                                         2000               1999
                                                     ------------       ------------
ASSETS:

Investments
 (See Consolidated Schedule of Investments)
 Corporate restricted securities at fair value
    (Cost 2000 -$197,300,778 ;1999 -$194,367,359)    $176,899,997       $174,084,140
 Corporate public securities at market value
    (Cost 2000 -$30,146,217 ;1999 -$32,405,364)        22,247,567         37,418,479
 Short-term securities at cost plus earned discount
    which approximates market value                     6,964,699         14,091,849
------------------------------------------------------------------------------------
                                                      206,112,263        225,594,468
 Cash                                                   1,077,699            209,184
 Interest and dividends receivable, net                 4,601,363          3,667,973
 Receivable for investments sold                        1,241,408            217,412
------------------------------------------------------------------------------------
         TOTAL ASSETS                                $213,032,733       $229,689,037
====================================================================================

LIABILITIES:

Dividend payable                                     $ 11,764,868       $ 12,537,743
Payable for investments purchased                         725,788                 --
Management fee payable                                    597,105            473,586
Note payable                                           20,000,000         20,000,000
Interest payable                                          187,711            136,211
Accrued expenses                                          113,128             80,738
Accounts payable                                          353,516                 --
Accrued taxes                                           1,160,120          7,499,999
------------------------------------------------------------------------------------
         TOTAL LIABILITIES                             34,902,236         40,728,277
------------------------------------------------------------------------------------

NET ASSETS:

Common shares, par value $1.00 per share;
an unlimited number authorized                          8,587,495          8,587,495
Additional paid-in capital                             96,064,219         96,064,219
Retained net realized gain on investments,
   prior years                                         98,201,268         84,272,696
Undistributed net investment income                     1,424,860          1,378,060
Undistributed net realized gain on investments          2,152,086         13,928,572
Net unrealized depreciation of investments            (28,299,431)       (15,270,282)
------------------------------------------------------------------------------------
         TOTAL NET ASSETS                             178,130,497        188,960,760
------------------------------------------------------------------------------------
         TOTAL LIABILITIES AND NET ASSETS            $213,032,733       $229,689,037
====================================================================================
COMMON SHARES ISSUED AND OUTSTANDING                    8,587,495          8,587,495
====================================================================================
NET ASSET VALUE PER SHARE                            $      20.74       $      22.00
====================================================================================

See Notes to Financial Statements

CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended December 31, 2000 and 1999

                                                     ------------       ------------
                                                         2000               1999
                                                     ------------       ------------
INVESTMENT INCOME:

Interest                                             $ 20,494,108       $ 18,344,363
Dividends                                                 417,888            785,458
------------------------------------------------------------------------------------
         TOTAL INCOME                                  20,911,996         19,129,821
------------------------------------------------------------------------------------

EXPENSES:

Management fees                                         2,410,765          2,013,708
Trustees' fees and expenses                               140,139            136,706
Transfer Agent/Registrar's expenses                        68,000            114,000
Interest                                                1,136,507          1,066,000
Reports to shareholders                                    94,000             48,000
Audit and legal                                            63,582             58,500
Other                                                     130,159            257,224
------------------------------------------------------------------------------------
         TOTAL EXPENSES                                 4,043,152          3,694,138
------------------------------------------------------------------------------------
NET INVESTMENT INCOME (2000 -$1.96 PER SHARE;
   1999 -$1.80 PER SHARE)                              16,868,844         15,435,683
------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain on investments                           10,191,648         29,791,363
Provision for federal income taxes                     (1,160,120)        (7,499,999)
------------------------------------------------------------------------------------
Net realized gain on investments                        9,031,528         22,291,364
Net change in unrealized depreciation of investments  (13,029,149)       (30,341,829)
------------------------------------------------------------------------------------
         NET LOSS ON INVESTMENTS                       (3,997,621)        (8,050,465)
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $12,871,223         $7,385,218
====================================================================================

See Notes to Financial Statements

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended December 31, 2000 and 1999

                                                     ------------       ------------
                                                         2000               1999
                                                     ------------       ------------

NET INCREASE (DECREASE) IN CASH:

Cash flows from operating activities:
   Interest and dividends received                    $18,606,011        $18,499,291
   Interest expense paid                               (1,085,007)        (1,066,000)
   Operating expenses paid                             (2,397,218)        (2,718,382)
   Federal income tax paid                             (7,499,999)        (5,830,116)
------------------------------------------------------------------------------------
         NET CASH PROVIDED BY OPERATING ACTIVITIES      7,623,787          8,884,793
------------------------------------------------------------------------------------

Cash flows from investing activities:
   Change in short-term portfolio securities, net       7,590,766         (5,481,456)
   Purchase of portfolio securities                  (124,946,860)      (146,353,410)
   Proceeds from disposition of portfolio securities  135,075,183        156,105,881
------------------------------------------------------------------------------------
         NET CASH PROVIDED BY INVESTING ACTIVITIES     17,719,089          4,271,015
------------------------------------------------------------------------------------
         NET CASH PROVIDED BY OPERATING AND
         INVESTING ACTIVITIES                          25,342,876         13,155,808
------------------------------------------------------------------------------------

Cash flows from financing activities:
   Cash dividends paid from net investment income     (15,858,240)       (14,039,030)
   Cash dividends paid from net realized gain
      on investments                                   (8,616,121)        (2,964,210)
------------------------------------------------------------------------------------
         NET CASH USED FOR FINANCING ACTIVITIES       (24,474,361)       (17,003,240)
------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                           868,515         (3,847,432)
Cash - beginning of year                                  209,184          4,056,616
------------------------------------------------------------------------------------
CASH - END OF YEAR                                     $1,077,699           $209,184
====================================================================================


RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
FROM OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $12,871,223         $7,385,218
------------------------------------------------------------------------------------
   Decrease in investments                             19,482,205          2,908,081
   (Increase) decrease in interest and dividends
     receivable,net                                      (933,390)           289,476
   (Increase) decrease in receivable for
     investments sold                                  (1,023,996)           984,178
   Increase in payable for investments purchased          725,788                 --
   Increase (decrease) in management fee payable          123,519            (38,263)
   Increase in interest payable                            51,500                 --
   Increase in accounts payable                           353,516                 --
   Increase (decrease) in accrued expenses                 32,390            (51,981)
   (Decrease) increase in accrued taxes                (6,339,879)         1,679,099
------------------------------------------------------------------------------------
         TOTAL ADJUSTMENTS TO NET ASSETS
         FROM OPERATIONS                               12,471,653          5,770,590
------------------------------------------------------------------------------------
         NET CASH PROVIDED BY OPERATING AND
         INVESTING ACTIVITIES                         $25,342,876        $13,155,808
====================================================================================

See Notes to Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                     ------------       ------------
                                                         2000               1999
                                                     ------------       ------------
DECREASE IN NET ASSETS:

Operations:
   Net investment income                              $16,868,844        $15,435,683
   Net realized gain on investments                     9,031,528         22,291,364
   Net change in unrealized depreciation
     of investments                                   (13,029,149)       (30,341,829)
------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                   12,871,223          7,385,218

Dividends to shareholders from:
   Net investment income (2000 -$1.96 per share;
     1999 -$1.73 per share)                           (16,822,044)       (14,827,740)
   Net realized gains on investments (2000 -$.80
     per share;1999 -$1.00 per share)                  (6,879,442)        (8,616,121)
------------------------------------------------------------------------------------
         TOTAL DECREASE                               (10,830,263)       (16,058,643)

NET ASSETS, BEGINNING OF YEAR                         188,960,760        205,019,403
------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (INCLUDING UNDISTRIBUTED
   NET INVESTMENT INCOME IN 2000 -$1,424,860;
   1999 -$1,378,060)                                 $178,130,497       $188,960,760
====================================================================================









See Notes to Financial Statements

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each common share outstanding:

                               ------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------------------------------------------
                                2000      1999      1998      1997      1996      1995      1994      1993      1992      1991
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value:
Beginning of year              $22.00    $23.87    $22.65    $20.23    $19.80    $16.47    $17.47    $15.38    $14.37    $13.37

Net investment income            1.96      1.80      1.62      1.49      1.32      1.32      1.16      1.08      1.11      1.40
Net realized and unrealized
  gain (loss) on investments    (0.46)    (0.94)     1.51      2.87      0.92      3.88     (0.76)     2.41      1.30      1.00
-------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                     1.50      0.86      3.13      4.36      2.24      5.20      0.40      3.49      2.41      2.40
-------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment
  income to common shareholders (1.96)    (1.73)    (1.60)    (1.42)    (1.35)    (1.32)    (1.16)    (1.08)    (1.12)    (1.40)

Distributions from net realized
  gain on investments to common
  shareholders                  (0.80)    (1.00)    (0.31)    (0.52)    (0.46)    (0.55)    (0.24)    (0.32)    (0.28)       --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions             (2.76)    (2.73)    (1.91)    (1.94)    (1.81)    (1.87)    (1.40)    (1.40)    (1.40)    (1.40)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value:
  End of year                  $20.74    $22.00    $23.87    $22.65    $20.23    $19.80    $16.47    $17.47    $15.38    $14.37
-------------------------------------------------------------------------------------------------------------------------------
Per share market value:
  End of year                  $22.00    $21.38    $23.31    $25.75    $19.25    $17.88    $15.57    $14.88    $13.07    $14.00
===============================================================================================================================

Total investment return:
  Market value                  17.55%     7.35%     0.77%    52.43%    22.44%    29.19%    14.03%    24.84%     3.18%    45.83%
  Net asset value                7.28%     7.53%    17.12%    27.14%    15.42%    33.76%     2.36%    23.41%    17.36%    18.27%

Net assets (in millions):
  End of period               $178.13   $188.96   $205.02   $192.86   $172.27   $168.56   $140.20   $148.70   $131.00   $122.30

Ratio of operating expenses
  to average net assets          1.47%     1.30%     1.62%     1.69%     1.70%     1.78%     1.76%     1.63%     1.27%     1.44%

Ratio of interest expense
  to average net assets          0.58%     0.52%     0.52%     0.56%     0.61%     0.67%     0.72%     1.30%     1.42%     1.33%

Ratio of total expenses
  to average net assets          2.05%     1.82%     2.14%     2.25%     2.31%     2.45%     2.48%     2.93%     2.69%     2.77%

Ratio of net investment
  income to average
  net assets                     8.56%     7.63%     6.76%     6.66%     6.44%     7.09%     6.75%     6.61%     7.44%     9.70%

Portfolio turnover              59.75%    68.04%    60.14%    66.23%    64.89%    66.90%    46.68%    76.01%    60.59%    45.96%

All per share amounts have been restated after giving effect to the two-for-one split on the Trust's common shares authorized on December 19, 1997 effective January 20, 1998.

See Notes to Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
                                                                 or Principal         Acquisition                 Fair Value
CORPORATE RESTRICTED SECURITIES - 99.31%:(A)                         Amount               Date          Cost      At 12/31/00
------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 94.97%
A T I ACQUISITION CORPORATION
A MANUFACTURER OF DISPOSABLE NONWOVEN PROTECTION PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Senior Floating Rate Revolving Credit
  Note due 2003                                                    $  933,862           12/16/98   $     933,862 $     928,073
10%Senior Secured Note due 2006                                    $2,068,183           12/16/98       2,068,183     1,999,106
12%Subordinated Note due 2008                                      $1,590,910           12/16/98       1,495,455     1,497,205
Common Stock (B)                                                 318,182 shs.           12/16/98         318,182       286,364
Warrant, exercisable until 2008, to purchase
  common stock at $1 per share (B)                               227,273 shs.           12/16/98          95,455         2,273
                                                                                                   ---------------------------
                                                                                                       4,911,137     4,713,021
                                                                                                   ---------------------------
ADORN, INC.
A MANUFACTURER OF WALL PANELS, CABINETS, MOLDINGS AND COUNTERTOPS FOR HOUSES AND RECREATIONAL VEHICLES.
------------------------------------------------------------------------------------------------------------------------------
12.5% Subordinated Note due 2010                                   $2,125,000            2/29/00       1,830,705     2,072,512
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                 364 shs.            2/29/00         307,759             4
                                                                                                   ---------------------------
                                                                                                       2,138,464     2,072,516
                                                                                                   ---------------------------
ADVENTURE ENTERTAINMENT CORPORATION
------------------------------------------------------------------------------------------------------------------------------
An owner and operator of the med family entertainment centers.
19% Senior Subordinated Note due 2004                                $207,048            12/9/99         207,048       103,524
7% Redeemable Series B Preferred Stock                             2,041 shs.           10/31/97       1,989,985       497,485
Warrant, exercisable until 2005, to purchase
  Class A common stock at $.01 per share (B)                       6,447 shs.           10/31/97          25,005            64
                                                                                                   ---------------------------
                                                                                                       2,222,038       601,073
                                                                                                   ---------------------------
ALPHA SHIRT COMPANY
A DOMESTIC DISTRIBUTOR OF IMPRINTABLE APPAREL AND OTHER RELATED ITEMS.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2007                              $3,181,500            4/30/99       2,791,955     3,210,770
Common Stock (B)                                                   1,060 shs.            4/30/99       1,059,950       628,704
Warrant, exercisable until 2007, to purchase
common stock at $.01 per share (B)                                   576 shs.            4/30/99         445,410       341,878
                                                                                                   ---------------------------
                                                                                                       4,297,315     4,181,352
                                                                                                   ---------------------------
AMERICA'S BODY CO./LCP HOLDING CO.
A DESIGNER AND MANUFACTURER OF COMMERCIAL WORK VEHICLES.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated note Due 2007                              $3,500,000            11/2/98       3,062,893     3,480,400
Warrant, exercisable until 2007, to purchase
common stock at $.01 per share (B)                                    58 shs.            11/2/98         513,333       431,343
                                                                                                   ---------------------------
                                                                                                       3,576,226     3,911,743
                                                                                                   ---------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
BETA BRANDS, INC. - T.S.E.
A MANUFACTURER OF HARD CANDY AND CHOCOLATE-COATED PRODUCTS SOLD PRIMARILY TO THE CANADIAN MARKET.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Revolving Credit Note due 2005                      $  581,596           12/23/97   $     581,596 $     290,798
Senior Secured Tranche A Floating Rate
  Note due 2004                                                    $2,294,000                  *       2,294,000     1,147,000
17.75% Senior Secured Tranche B Note
  due 2005                                                         $  727,841           12/23/97         727,841       363,920
Limited Partnership Interests of
CM Equity Partners (B)                                             6.96% int.           12/22/97         783,881         7,868
Warrant, exercisable until 2005, to purchase
  common stock at $.81 per share (B)                             214,419 shs.           12/23/97               -         2,144
                                                                                                   ---------------------------
*12/23/97 and 1/31/99                                                                                  4,387,318     1,811,730
                                                                                                   ---------------------------
BETTER MINERALS & AGGREGATES
A PRODUCER OF HIGH GRADE INDUSTRIAL AND SPECIALTY SILICA SANDS.
------------------------------------------------------------------------------------------------------------------------------
14%Redeemable Preferred Stock                                        757 shs.            9/30/99         531,733       536,708
Redeemable Preferred Stock Series A (B)                           42,001 shs.           12/19/96         388,898       350,007
Convertible Preferred Stock Series B, convertible
  into Series B common stock at $9.26 per share (B)               84,002 shs.           12/19/96         777,802       700,014
Common Stock (B)                                                  20,027 shs.            9/30/99         799,068       719,161
Warrants, exercisable until 2005 and 2010, to
  purchase Series A and B preferred stock and
  common stock at $.01 per unit (B)                               11,399 shs.                  *         128,502        20,826
                                                                                                   ---------------------------
*12/19/96 and 9/30/99                                                                                  2,626,003    2,326,716
                                                                                                   ---------------------------
C & K MANUFACTURING AND SALES COMPANY
A MANUFACTURER AND DISTRIBUTOR OF BRANDED PACKAGING AND SUPPLY PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving Credit
  Facility due 2002                                                $  652,244            8/29/96         652,244       130,449
Senior Secured Series A Floating Rate
  Term Note due 2002                                               $2,183,497            8/29/96       2,183,497       436,699
12% Series B Term Note due 2004                                    $  533,000            8/29/96         517,509       106,600
Membership Interests (B)                                           5.63% int.            8/29/96         125,750             -
Warrant, exercisable until 2004, to purchase
  membership interests at $.01 per interest (B)                       36 int.            8/29/96          26,650             -
                                                                                                   ---------------------------
                                                                                                       3,505,650       673,748
                                                                                                   ---------------------------
CAINS FOODS,L.P.
A PRODUCER OF MAYONNAISE, SAUCE AND PICKLE PRODUCTS FOR BOTH THE RETAIL AND FOOD SERVICE MARKETS.
------------------------------------------------------------------------------------------------------------------------------
8% Junior Subordinated Convertible
  Note due 2004, convertible into partnership
  points at $1,388.89 per point                                    $  108,108            9/29/95         108,108        93,784
Warrant, exercisable until 2006, to purchase
  partnership points at $.01 per point (B)                            39 pts.            9/29/95          50,261             -
                                                                                                   ---------------------------
                                                                                                         158,369        93,784
                                                                                                   ---------------------------

14

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
CAPESUCCESS LLC
A PROVIDER OF DIVERSIFIED STAFFING SERVICES.
------------------------------------------------------------------------------------------------------------------------------
Preferred Membership Interests                                     1,882 int.            3/31/98          $8,395        $7,556
Common Membership Interests                                       24,318 int.            3/31/98         108,486        97,640
                                                                                                   ---------------------------
                                                                                                         116,881       105,196
                                                                                                   ---------------------------
CAPITOL SPECIALTY PLASTICS, INC.
A PRODUCER OF DESSICANT STRIPS USED FOR PACKAGING PHARMACEUTICALS PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                     109 shs.                  *             503           403
                                                                                                   ---------------------------
*12/30/97 and 5/29/99

CHAPARRAL RESOURCES, INC. -  O.T.C.
AN INTERNATIONAL OIL AND GAS EXPLORATION AND PRODUCTION COMPANY.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                     164 shs.            12/3/97           6,395           535
                                                                                                   ---------------------------
COLIBRI HOLDINGS CORPORATION
A MANUFACTURER AND DISTRIBUTOR OF WILD BIRD FEEDERS AND ACCESSORIES.
------------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2008                            $1,593,750            9/22/00       1,332,796     1,559,325
Common Stock (B)                                                   1,429 shs.            9/22/00         531,250       478,120
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                 843 shs.            9/22/00         265,625             8
                                                                                                   ---------------------------
                                                                                                       2,129,671     2,037,453
                                                                                                   ---------------------------
CONSUMER PRODUCT ENTERPRISES, INC.
A MANUFACTURER OF COLORED ACRYLIC FELT FOR CONSUMER USE.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving Credit
  Notes due 2003                                                   $  719,015            12/8/95         719,015       503,311
10.75% Senior Secured Term Note due 2003                           $  613,774            12/8/95         613,774       429,642
12% Senior Subordinated Note due 2005                              $  800,575            12/8/95         771,929       480,345
Common Stock (B)                                                 184,560 shs.            12/8/95         184,560        46,140
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                             138,420 shs.            12/8/95          50,853         1,384
                                                                                                   ---------------------------
                                                                                                       2,340,131     1,460,822
                                                                                                   ---------------------------
CORVEST PROMOTIONAL PRODUCTS, INC.
A MANUFACTURER AND DISTRIBUTOR OF PROMOTIONAL PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2007                              $3,863,636                  *       3,606,296     3,770,909
Common Stock (B)                                                      56 shs.                  *          96,591        11,643
Limited Partnership Interest                                      19.32% int.                  *         288,653       217,040
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                 183 shs.                  *         297,203        38,043
                                                                                                   ---------------------------
*3/5/99 and 3/24/99                                                                                    4,288,743     4,037,635
                                                                                                   ---------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
D&K HEALTHCARE RESOURCES, INC. -  O.T.C.
A WHOLESALE PHARMACEUTICAL DISTRIBUTION COMPANY.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                 245,989 shs.           12/29/87   $     810,732 $   3,169,426
                                                                                                   ---------------------------
DIRECTED ELECTRONICS, INC.
A DESIGNER AND DISTRIBUTOR OF BRAND NAME AUTOMOTIVE SECURITY SYSTEMS, AUDIO PRODUCTS, AND INSTALLATION ACCESSORIES.
------------------------------------------------------------------------------------------------------------------------------
12%Senior Subordinated Note due 2007                               $3,355,267           12/22/99       2,973,409     3,344,531
8% Convertible Class B Subordinated
  Promissory Note due 2008                                         $   74,562           12/22/99          74,562        71,698
Class B common stock (B)                                          26,097 shs.           12/22/99         260,965       234,869
Limited Partnership Interests                                      8.70% int.           12/22/99         521,754       469,581
Warrants, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                              45,255 shs.           12/22/99         413,816           453
                                                                                                   ---------------------------
                                                                                                       4,244,506     4,121,132
                                                                                                   ---------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A CONTRACT PROVIDER OF JANITORIAL AND EQUIPMENT MAINTENANCE SERVICES AND TEMPORARY PRODUCTION LABOR TO INDUSTRIAL CUSTOMERS.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2006                              $2,814,000            8/28/98       2,558,182     2,110,500
Membership Interests of MM/Lincap
  Diversco Investments Ltd., LLC (B)                               3.48% int.            8/27/98         734,090       367,045
Warrant, exercisable until 2003 & 2006, to
  purchase common stock of DHI Holdings, Inc
  at $.01 per share (B)                                            3,627 shs.                  *         403,427            36
                                                                                                   ---------------------------
*10/24/96 and 8/28/98                                                                                  3,695,699     2,477,581
                                                                                                   ---------------------------
ENZYMATIC THERAPY, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED NATURAL MEDICINES AND NUTRITIONAL SUPPLEMENTS.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2009                              $1,593,750            3/30/00       1,325,889     1,581,956
Limited Partnership Interest                                       1.37% int.            3/30/00         531,250       478,125
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                 478 shs.            3/30/00         255,000             5
                                                                                                   ---------------------------
                                                                                                       2,112,139     2,060,086
                                                                                                   ---------------------------
EVANS CONSOLES, INC.
A DESIGNER AND MANUFACTURER OF CONSOLES AND CONTROL CENTER SYSTEMS.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Tranche A Floating Rate Note
  due 2005                                                         $1,213,100             3/2/98       1,213,100     1,200,847
8.85% Senior Secured Tranche A Note due 2005                       $1,213,100             3/2/98       1,213,100     1,140,314
11.75% Senior Secured Tranche B Note due 2006                      $  700,000             3/2/98         614,790       706,930
Common Stock (B)                                                  26,906 shs.            2/11/98          94,880        75,905
Limited Partnership Interests of
  CM Equity Partners (B)                                           1.12% int.            2/11/98         126,445       101,156
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                              34,783 shs.             3/2/98         112,000           348
                                                                                                   ---------------------------
                                                                                                       3,374,315     3,225,500
                                                                                                   ---------------------------

16

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
EXAMINATION MANAGEMENT SERVICES,INC.
A NATIONAL FULL-SERVICE EVIDENCE PROVIDER TO THE INSURANCE INDUSTRY AND A PROVIDER OF OCCUPATIONAL HEALTH TESTING.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2007                              $2,109,637            3/16/99   $   1,958,553 $   2,033,690
Limited Partnership Interest (B)                                   5.27% int.             3/1/99       2,140,363     1,926,327
Warrants, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                              77,233 shs.            3/16/99         175,803        77,233
                                                                                                   ---------------------------
                                                                                                       4,274,719     4,037,250
                                                                                                   ---------------------------
FASTENERS FOR RETAIL, INC.
A DESIGNER AND MARKETER OF LOW-COST FASTENERS FOR POINT OF PURCHASE DISPLAYS AND SIGNAGE IN RETAIL ENVIRONMENTS.
------------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2007                            $3,650,000           12/22/99       3,221,598     3,783,590
Class B common Stock (B)                                             600 shs.           12/22/99         600,000       480,000
Warrant, exercisable until 2007, to purchase
  common stock at $.02 per share (B)                                 589 shs.           12/22/99         462,927             6
                                                                                                   ---------------------------
                                                                                                       4,284,525     4,263,596
                                                                                                   ---------------------------
FLEMING ACQUISITION CORPORATION
A SUPPLIER OF HIGH-QUALITY, PREMIUM PRINTED LABELS FOR DISTILLED SPIRITS, WINE, FOOD AND HOUSEHOLD PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                     545 shs.            4/28/95         272,500        46,393
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                 380 shs.            4/28/95         170,455        32,323
Incentive Warrant, exercisable until 2005,
  to purchase common stock at $.01 per share (B)                      19 shs.            4/28/95           2,273         1,633
                                                                                                   ---------------------------
                                                                                                         445,228        80,349
                                                                                                   ---------------------------
G C-SUN HOLDINGS, LP
A VALUE-ADDED NATIONAL DISTRIBUTOR OF MAINTENANCE, REPAIR AND OPERATING SUPPLIES SUCH AS FASTENERS, ELECTRICAL COMPONENTS AND TOOLS.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2008                              $1,725,000             3/2/00       1,396,930     1,713,615
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                 880 shs.             3/2/00         347,288             9
                                                                                                   ---------------------------
                                                                                                       1,744,218     1,713,624
                                                                                                   ---------------------------
GOLDEN BEAR OIL SPECIALTIES
A MANUFACTURER OF ASPHALT AND SPECIALTY LUBRICATING AND PROCESSING OILS.
------------------------------------------------------------------------------------------------------------------------------
17% Senior Subordinated Note due 2005                              $3,434,795            7/18/97       3,364,798       343,480
18% Bridge Preferred Stock                                           289 shs.            5/30/00         288,540             -
12% Preferred Stock                                                  393 shs.            7/18/97         311,111             -
Common Stock (B)                                                  27,073 shs.            7/18/97          77,840             -
Warrant, exercisable until 2005, to purchase
  common stock at $.001 per share (B)                             23,333 shs.            7/18/97          69,999             -
Warrant, exercisable until 2010, to purchase
  common stock at $.001 per share (B)                             17,111 shs.            7/18/97               -             -
                                                                                                   ---------------------------
                                                                                                       4,112,288       343,480
                                                                                                   ---------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
HAMILTON FUNERAL SERVICES
THE LARGEST PRIVATELY HELD OWNER AND OPERATOR OF FUNERAL HOMES IN THE UNITED STATES.
------------------------------------------------------------------------------------------------------------------------------
16.5% Senior Subordinated Note due 2007                            $3,165,688                  *   $   3,165,688 $   2,215,982
Warrant, exercisable until 2007, to purchase
  common stock at $1 per share (B)                               338,280 shs.                  *          48,447         3,383
                                                                                                   ---------------------------
*1/25/99 and 7/16/99                                                                                   3,214,135     2,219,365
                                                                                                   ---------------------------
HANOVER COMPRESSOR COMPANY
A PROVIDER OF NATURAL GAS HANDLING EQUIPMENT AND SERVICES.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                 116,583 shs.             6/5/00       1,465,481     4,935,471
                                                                                                   ---------------------------
HIGHGATE CAPITAL, LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN MANUFACTURING AND MARKETING ENTITIES.
------------------------------------------------------------------------------------------------------------------------------
Series A Preferred Units (B)                                     100,000 uts.            7/21/94         515,816       700,000
                                                                                                   ---------------------------
HUSSEY SEATING COMPANY
A MANUFACTURER OF SPECTATOR SEATING PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving
  Note due 2003                                                    $1,647,000            6/12/96       1,647,000     1,148,124
Senior Secured Floating Rate Note due 2003                         $1,492,500                  *       1,492,500     1,040,422
10% Senior Secured Note due 2003                                   $  337,501            6/12/96         337,501       273,612
12% Subordinated Secured Note due 2006                             $1,350,000            6/12/96       1,207,865       840,240
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                               4,189 shs.            6/12/96         225,000            42
                                                                                                   ---------------------------
*6/12/96 and 6/11/99                                                                                   4,909,866     3,302,440
                                                                                                   ---------------------------
IMMEDIENT CORPORATION
A PROVIDER OF DIVERSIFIED STAFFING SERVICES.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                   6,855 shs.            3/31/98          37,702        33,932
                                                                                                   ---------------------------
INTEGRATION TECHNOLOGY SYSTEMS,INC.
A MANUFACTURER OF STEEL PROTECTIVE COMPUTER AND NETWORK SYSTEMS FOR THE INDUSTRIAL AND OFFICE ENVIRONMENTS.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving
  Note due 2007                                                     $  80,566             6/1/00          80,566        79,816
11% Senior Secured Note due 2007                                   $2,114,841             6/1/00       2,114,841     2,094,116
Common Stock (B)                                                     228 shs.             6/1/00         262,200       209,760
                                                                                                   ---------------------------
                                                                                                       2,457,607     2,383,692
                                                                                                   ---------------------------
JACKSON PRODUCTS, INC.
A MANUFACTURER AND DISTRIBUTOR OF A VARIETY OF INDUSTRIAL AND HIGHWAY SAFETY PRODUCTS.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                     434 shs.            8/16/95          43,426       178,220
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                               1,999 shs.            8/16/95         199,735       820,365
                                                                                                   ---------------------------
                                                                                                         243,161       998,585
                                                                                                   ---------------------------

18

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
JASON, INC.
A DIVERSIFIED MANUFACTURING COMPANY SERVING VARIOUS INDUSTRIAL MARKETS.
------------------------------------------------------------------------------------------------------------------------------
13% Senior Subordinated Note due 2008                              $  963,687             8/4/00   $     851,355 $     962,819
14% Cumulative Redeemable
  Preferred Stock Series A                                           289 shs.             8/4/00         289,224       285,287
Limited Partnership Interests of
  Saw Mill Capital Fund II L.P.(B)                                 2.52% int.             8/3/00         886,550       765,979
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                              50,870 shs.             8/4/00         115,412        72,794
                                                                                                   ---------------------------
                                                                                                       2,142,541     2,086,879
                                                                                                   ---------------------------
KAPPLER SAFETY GROUP, INC.
A MANUFACTURER OF PROTECTIVE APPAREL FOR THE INDUSTRIAL/SAFETY, CLEAN ROOM AND HEALTHCARE MARKETS.
------------------------------------------------------------------------------------------------------------------------------
13% Senior Subordinated Note due 2004                              $2,666,400            12/2/96       2,531,018     2,587,741
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                              57,418 shs.            12/2/96         333,300        24,288
                                                                                                   ---------------------------
                                                                                                       2,864,318     2,612,029
                                                                                                   ---------------------------
KEEPSAKE QUILTING, INC.
A SELLER OF QUILTING FABRICS, BOOKS, PATTERNS, KITS AND NOTIONS TO CONSUMERS.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving
  Note due 2005                                                    $   36,693            6/16/00          36,693        36,219
Senior Secured Floating Rate Tranche A
  Note due 2007                                                    $1,284,247            6/16/00       1,284,247     1,269,093
12% Senior Secured Tranche B Note due 2008                           $550,392            6/16/00         506,316       544,337
Limited Partnership Interests of
  Riverside XVI Holding Company L.P.(B)                             5.90%int.            6/12/00         412,888       371,599
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                               1,108 shs.            6/12/00          45,866            11
                                                                                                   ---------------------------
                                                                                                       2,286,010     2,221,259
                                                                                                   ---------------------------
LANCASTER LABORATORIES, INC.
ONE OF THE LARGEST LABORATORY TESTING OPERATIONS IN THE UNITED STATES.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2007                              $1,669,643            9/25/00       1,328,524     1,650,943
Common Stock (B)                                                 455,357 shs.            9/25/00         455,357       409,821
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                             405,485 shs.            9/25/00         348,348         4,055
                                                                                                   ---------------------------
                                                                                                       2,132,229     2,064,819
                                                                                                   ---------------------------
LIH INVESTORS, L.P.
A MANUFACTURER AND MARKETER OF A BROAD LINE OF EXTERNAL ACCESSORIES FOR NEW AND USED SPORT UTILITY VEHICLES, TRUCKS AND VANS.
------------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2006                            $3,845,000                  *       3,320,019     3,552,011
Common Stock (B)                                                  58,001 shs.                  *         406,003       324,806
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                             108,404 shs.                  *         602,127         1,084
                                                                                                   ---------------------------
*12/23/98 and 1/28/99                                                                                  4,328,149     3,877,901
                                                                                                   ---------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares, Units,
                                                                   Warrants,
                                                                   Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                   Fair Value
(continued)                                                          Amount               Date            Cost      At 12/31/00
-------------------------------------------------------------------------------------------------------------------------------
LOUIS DREYFUS NATURAL GAS CORPORATION - A.S.E.
AN INDEPENDENT OIL AND GAS COMPANY ENGAGED PRINCIPALLY IN THE ACQUISITION, DEVELOPMENT AND MANAGEMENT OF OIL AND GAS PROPERTIES.
------------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                  45,504 shs.           12/27/91   $      38,712 $   1,876,185

MAGNETIC DATA TECHNOLOGIES, INC./MDT HOLDINGS LLC
A PROVIDER OF POST-SALES SERVICES TO ELECTRONIC COMPONENT MANUFACTURERS.
------------------------------------------------------------------------------------------------------------------------------
12%Senior Subordinated Note due 2007                               $2,700,000             4/9/99       2,169,312     1,946,700
Limited Partnership Interests of
 MDT Holdings LLC (B)                                              5.70% int.             4/9/99       1,099,500       109,950
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                             665,776 shs.             4/9/99         603,257         6,658
                                                                                                   ---------------------------
                                                                                                       3,872,069     2,063,308
                                                                                                   ---------------------------
MAXTEC INTERNATIONAL CORP.
A MANUFACTURER AND DISTRIBUTOR OF REMOTE CONTROL OPERATING SYSTEMS FOR OVERHEAD CRANES.
------------------------------------------------------------------------------------------------------------------------------
Senior Floating Rate Revolving Credit
  Facility due 2001                                                $  461,536            6/28/95         461,536       461,029
Common Stock (B)                                                  76,923 shs.            6/28/95         230,769       207,692
Warrant, exercisable until 2005, to purchase
common stock at $.01 per share (B)                                39,563 shs.            6/28/95         171,429           396
                                                                                                   ---------------------------
                                                                                                         863,734       669,117
                                                                                                   ---------------------------
MERIT INDUSTRIES, INC.
A DESIGNER AND MANUFACTURER OF COIN-OPERATED VIDEO AND DART GAMES.
------------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2006                              $2,707,280            8/19/98       2,560,590     1,353,640
Limited Partnership Interests of
  Riverside X Holding Company L.P.(B)                              7.51% int.                  *       1,555,105       388,848
Warrants, exercisable until 2006, to purchase
limited partnership interests at $.01 per share (B)                1,855 int.            8/19/98         185,411            19
                                                                                                   ---------------------------
*8/12/98, 8/11/99 and 3/3/00                                                                           4,301,106     1,742,507
                                                                                                   ---------------------------
MOSS, INC.
A MANUFACTURER AND DISTRIBUTOR OF LARGE DISPLAY AND EXHIBIT STRUCTURES.
------------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving
  Note due 2005                                                    $   67,240            9/21/00          67,240        66,177
Senior Secured Tranche A Floating Rate
  Note due 2007                                                    $1,344,800            9/21/00       1,344,800     1,344,800
12%Senior Secured Tranche B Note
  Note due 2008                                                    $  420,250            9/21/00         380,710       417,980
Limited Partnership Interests of
  Riverside Capital Appreciation Fund L.P.(B)                      6.23% int.            9/20/00         186,867       149,494
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                 463 shs.            9/21/00          40,344             5
                                                                                                   ---------------------------
                                                                                                       2,019,961     1,978,456
                                                                                                   ---------------------------

20

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

NEXELL THERAPEUTICS
A PROVIDER OF CELL THERAPY TECHNOLOGY TO THE MEDICAL COMMUNITY.
-----------------------------------------------------------------------------------------------------------------------------
3% Cumulative Convertible Preferred Stock Series B, due 2008,
   convertible into common stock at $11 per share                    969 shs.           11/24/99     $3,875,000    $3,829,662
Warrant,exercisable until 2008, to purchase common stock at
   $12 per share (B)                                              46,131 shs.           11/24/99             --           461
                                                                                                     ------------------------
                                                                                                      3,875,000     3,830,123
                                                                                                     ------------------------

NPC, INC.
A MANUFACTURER OF FLEXIBLE CONNECTORS AND EQUIPMENT USED IN THE INSTALLATION OF SEWERS AND STORM DRAIN PIPELINES.
-----------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving Note due 2006                 $142,373            6/25/99        142,373       141,291
Senior Secured Floating Rate Note due 2006                         $3,087,712            6/25/99      3,087,712     3,067,950
12% Senior Secured Tranche B Note due 2007                           $978,814            6/25/99        852,170       955,420
Limited Partnership Interests of Riverside XIII Holding
   Company L.P.                                                    4.25% int.            6/11/99        341,189       272,976
Warrant,exercisable until 2007, to purchase common stock
   at $.01 per share (B)                                             201 shs.            6/25/99        142,373             2
                                                                                                     ------------------------
                                                                                                      4,565,817     4,437,639
                                                                                                     ------------------------
OLYMPIC BOAT CENTERS, INC.
AN OPERATOR OF BOAT DEALERSHIPS IN WASHINGTON STATE, WISCONSIN, MINNESOTA, AND BRITISH COLUMBIA.
-----------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2006                              $2,774,000             8/7/98      2,497,970     2,696,883
12% Senior Subordinated Note due 2008                                $307,071             2/9/00        270,874       307,224
Limited Partnership Interest of Riverside VIII Holding
   Company L.P.(B)                                                  9.87%int.                  *      1,010,923       909,746
Warrant, exercisable until 2007, to purchase common stock
   at $.01 per share (B)                                          28,648 shs.                 **        389,188       123,503
                                                                                                     ------------------------
                                                                                                      4,168,955     4,037,356
                                                                                                     ------------------------
* 8/7/98, 2/23/99 and 12/22/99
**8/7/98 and 2/9/00



PAR ACQUISITION CORP.
A MANUFACTURER OF FUEL HANDLING SYSTEMS FOR NUCLEAR POWER PLANTS AND HAZARDOUS WASTE.
-----------------------------------------------------------------------------------------------------------------------------
8% Convertible Preferred Stock due 2001, convertible
   into common stock at $2 per share                              83,333 shs.             2/5/93        166,667       270,000
Common Stock (B)                                                 133,333 shs.             2/5/93        333,333       432,000
                                                                                                     ------------------------
                                                                                                        500,000       702,000
                                                                                                     ------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL BUYERS, INC.
A GROUP PURCHASING ORGANIZATION WHICH SPECIALIZES IN ARRANGING AND NEGOTIATING CONTRACTS FOR THE PURCHASE OF PHARMACEUTICAL
GOODS AND MEDICAL EQUIPMENT.
-----------------------------------------------------------------------------------------------------------------------------
10.5% Senior Secured Note due 2005                                   $449,196           11/30/95       $449,196      $457,731
10.5% Senior Secured Convertible Note due 2005, convertible
   into common stock at $50,000 per share                            $195,000           11/30/95        195,000       212,901
Common Stock                                                           6 shs.           11/30/95        337,500       223,670
                                                                                                     ------------------------
                                                                                                        981,696       894,302
                                                                                                     ------------------------
PLASSEIN PACKAGING, INC.
A MANUFACTURER OF FLEXIBLE PACKAGING PRODUCTS.
-----------------------------------------------------------------------------------------------------------------------------
13% Senior Subordinated Note due 2007                                $716,292            8/15/00        623,709       713,786
12% Junior Subordinated Note due 2008                                $568,378            8/15/00        376,610       509,039
Convertible Preferred Stock, convertible into common stock at
   $1 per share (B)                                              288,256 shs.            8/15/00        288,256       259,430
Common Stock (B)                                                 446,960 shs.            8/15/00        289,553       260,578
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                            299,447 shs.            8/15/00         95,840         2,994
                                                                                                     ------------------------
                                                                                                      1,673,968     1,745,827
                                                                                                     ------------------------
POLYMER TECHNOLOGIES,INC./POLI-TWINE WESTERN, INC.
A LEADING MANUFACTURER OF POLYPROPYLENE TWINE FOR THE HAY BAILING MARKETPLACE.
-----------------------------------------------------------------------------------------------------------------------------
11% Senior Subordinated Note due 2010                              $1,806,250             3/1/00      1,711,218     1,781,143
10% Junior Subordinated Note due 2010                                $239,062             3/1/00        239,062       210,853
Common Stock (B)                                                 159,375 shs.             3/1/00         79,688        71,719
Warrant, exercisable until 2010, to purchase common stock at
   $.01 per share (B)                                            159,000 shs.             3/1/00        103,541         1,590
                                                                                                     ------------------------
                                                                                                      2,133,509     2,065,305
                                                                                                     ------------------------
PPI HOLDINGS COMPANY
A MANUFACTURER OF PLASTIC BOTTLES AND CLOSURES FOR THE NUTRITIONAL, PHARMACEUTICAL, PERSONAL CARE AND FOOD PACKAGING MARKETS.
-----------------------------------------------------------------------------------------------------------------------------
12%Senior Subordinated Note due 2008                               $2,125,000           12/19/00      1,859,686     2,120,750
Membership Interests of MM/Lincap PPI Investments, Inc., LLC (B)    2.00%int.           12/21/00        265,625       212,500
                                                                                                     ------------------------
                                                                                                      2,125,311     2,333,250
                                                                                                     ------------------------

22

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

PRECISION DYNAMICS, INC.
A MANUFACTURER OF CUSTOM-DESIGNED SOLENOID VALVES AND CONTROLS.
-----------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Revolving Credit Facility
   due 2003                                                          $652,000            7/22/96       $652,000      $635,113
Senior Secured Floating Rate Term Note due 2003                    $2,233,100            7/22/96      2,233,100     2,184,865
12% Senior Secured Term Note due 2004                                $489,000            7/22/96        433,091       476,628
8% Preferred Stock                                                   326 shs.            7/22/96        231,916       189,429
Common Stock (B)                                                     599 shs.            7/22/96         28,978        14,489
Warrant, exercisable until 2004, to purchase common stock
   at $.01 per share (B)                                             322 shs.            7/22/96         97,800             3
                                                                                                     ------------------------
                                                                                                      3,676,885     3,500,527
                                                                                                     ------------------------

PROCESS CHEMICALS, LLC
A SPECIALTY CHEMICAL COMPANY THAT MANUFACTURES PROCESS CHEMICALS FOR THE FERTILIZER, ASPHALT AND CONCRETE INDUSTRIES.
-----------------------------------------------------------------------------------------------------------------------------
6% Redeemable Preferred Membership Interests                       2,525 int.                  *      2,770,343     2,528,491
Common Membership Interests                                        9,863 int.                  *         13,049       237,114
                                                                                                     ------------------------
                                                                                                      2,783,392     2,765,605
                                                                                                     ------------------------
*7/31/97 and 1/4/99


PROTEIN GENETICS, INC.
A PRODUCER OF BOVINE ARTIFICIAL INSEMINATION PRODUCTS, RELATED BREEDING AND HEALTHCARE PRODUCTS AND SPECIALTY GENETICS SOLD TO THE
DAIRY AND BEEF INDUSTRIES.
-----------------------------------------------------------------------------------------------------------------------------
11.67% Senior Secured Note due 2004                                  $520,000            8/12/94        520,000       312,000
9.8% Redeemable Exchangeable Preferred Stock                       1,004 shs.            8/12/94        100,350        20,070
Common Stock (B)                                                   1,492 shs.            8/12/94             --            --
                                                                                                     ------------------------
                                                                                                        620,350       332,070
                                                                                                     ------------------------

PW EAGLE,INC. - O.T.C.
AN EXTRUDER OF SMALL AND MEDIUM DIAMETER PLASTIC PIPE AND TUBING IN THE UNITED STATES.
-----------------------------------------------------------------------------------------------------------------------------
14% Senior Subordinated Note due 2007                              $3,383,328            9/16/99      3,383,328     3,635,724
Warrant, exercisable until 2007, to purchase common stock at
   $.01 per share (B)                                            197,040 shs.            9/16/99              1     1,394,748
                                                                                                     ------------------------
                                                                                                      3,383,329     5,030,472
                                                                                                     ------------------------

RENT-WAY,INC. - O.T.C.
AN OPERATOR OF RENT-TO-OWN STORES ACROSS THE UNITED STATES.
-----------------------------------------------------------------------------------------------------------------------------
Warrant, exercisable until 2002, to purchase common stock at
   $9.94 per share (B)                                            20,000 shs.            7/18/95             --           200
                                                                                                     ------------------------


SAFETY SPEED CUT MANUFACTURING A MANUFACTURER OF VERTICAL PANEL SAWS AND ROUTERS FOR THE WOOD WORKING INDUSTRY.
-----------------------------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate Tranche A Note due 2007               $3,015,072             6/2/99      3,015,072     3,015,072
12% Senior Secured Tranche B Note Due 2007                         $1,130,652             6/2/99      1,130,652     1,129,634
Class B common stock (B)                                           1,480 shs.             6/2/99        256,212       204,969
                                                                                                     ------------------------
                                                                                                      4,401,936     4,349,675
                                                                                                     ------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

SMG HOLDINGS, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED MEAT PRODUCTS.
-----------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2008                              $1,366,000            8/29/00     $1,136,933    $1,358,624
Limited Partnership Interests of MHD Holdings, LLC                 1.69% int.            8/29/00        759,000       683,100
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                              5,565 shs.            8/29/00        233,738            56
                                                                                                     ------------------------
                                                                                                      2,129,671     2,041,780
                                                                                                     ------------------------

SNYDER INDUSTRIES, INC.
A MANUFACTURER OF PROPRIETARY ROTATIONALLY MOLDED POLYETHYLENE CONTAINERS.
-----------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2007                            $3,125,000            12/6/99      2,730,700     3,120,625
Warrant, exercisable until 2007, to purchase common stock at
   $.01 per share (B)                                                513 shs.            12/6/99        426,136             5
                                                                                                     ------------------------
                                                                                                      3,156,836     3,120,630
                                                                                                     ------------------------

SPECTAGUARD ACQUISITION LLC
THE TENTH LARGEST PROVIDER OF SECURITY OFFICERS IN THE UNITED STATES.
-----------------------------------------------------------------------------------------------------------------------------
14% Senior Subordinated Note due 2008                              $2,012,833             3/1/00      1,976,853     2,000,152
14% Preferred Stock                                                  109 shs.             3/1/00        108,854        94,224
Common Stock (B)                                                 100,179 shs.             3/1/00         14,844        11,871
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                            257,000 shs.             3/1/00         35,980         2,570
                                                                                                     ------------------------
                                                                                                      2,136,531     2,108,817
                                                                                                     ------------------------

STAR INTERNATIONAL INC.
A MANUFACTURER OF COMMERCIAL COOKING APPLIANCES.
-----------------------------------------------------------------------------------------------------------------------------
11% Senior Secured Note due 2004                                   $2,670,650            1/25/00      2,532,165     2,602,815
9.65% Senior Secured Note due 2004                                   $938,508            5/27/94        938,507       903,407
10.5% Subordinated Note due 2004                                     $716,418            5/27/94        716,418       657,672
Common Stock (B)                                                   4,310 shs.            5/27/94        259,735        60,289
Warrant, exercisable until 2004, to purchase common stock at
   $.01 per share (B)                                              4,621 shs.                  *        171,830        64,602
                                                                                                     ------------------------
                                                                                                      4,618,655     4,288,785
                                                                                                     ------------------------
* 5/24/94 and 1/25/00


STRATEGIC EQUIPMENT & SUPPLY PARTNERS, INC.
A PROVIDER OF KITCHEN AND RESTAURANT DESIGN, EQUIPMENT FABRICATION AND INSTALLATION SERVICES.
-----------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2008                              $3,875,000            1/14/00      3,258,480     3,873,062
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                             30,290 shs.            1/14/00        658,750           303
                                                                                                     ------------------------
                                                                                                      3,917,230     3,873,365
                                                                                                     ------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

SUPREME INDUSTRIES, INC. - A.S.E.
A MANUFACTURER OF MODULAR HOMES AND TRUCK BODIES.
-----------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                 105,202 shs.                  *       $267,325      $266,287
Common Stock of TGC Industries, Inc.(B)                            6,361 shs.            9/30/86          9,497         5,069
                                                                                                     ------------------------
                                                                                                        276,822       271,356
                                                                                                     ------------------------
* 5/23/79, 12/15/95 and 6/9/96


THE TRANZONIC COMPANIES A PRODUCER OF COMMERCIAL AND INDUSTRIAL SUPPLIES, SUCH AS SAFETY PRODUCTS, JANITORIAL SUPPLIES, WORK
APPAREL, WASHROOM AND RESTROOM SUPPLIES AND SANITARY CARE PRODUCTS.
-----------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2007                            $2,712,000             2/5/98      2,412,023     2,751,324
Common Stock (B)                                                     630 shs.             2/4/98        630,000       567,000
Warrants, exercisable until 2006, to purchase shares of
   Class B common stock at $.01 per share (B)                        444 shs.             2/5/98        368,832       114,242
                                                                                                     ------------------------
                                                                                                      3,410,855     3,432,566
                                                                                                     ------------------------

THERMA-TRU CORPORATION
A MANUFACTURER OF RESIDENTIAL EXTERIOR ENTRY DOOR SYSTEMS.
-----------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2009                              $1,236,000             5/9/00        958,612     1,244,652
Limited Partnership Interest of KTHolding Company L.P.(B)          0.52% int.             5/5/00        772,700       695,430
Warrant, exercisable until 2009, to purchase common stock at
   $.01 per share (B)                                                739 shs.             5/9/00        287,370             7
                                                                                                     ------------------------
                                                                                                      2,018,682     1,940,089
                                                                                                     ------------------------

TIDEWATER HOLDINGS, INC.
AN OPERATOR OF A BARGE TRANSPORTATION LINE ON THE COLUMBIA/SNAKE RIVER SYSTEM.
-----------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock, convertible into common stock at
   $1,000 per share (B)                                            1,120 shs.            7/25/96      1,120,000       802,388
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                                474 shs.            7/25/96         48,216       339,406
                                                                                                     ------------------------
                                                                                                      1,168,216     1,141,794
                                                                                                     ------------------------

TITAN CORPORATION
A PROVIDER OF INFORMATION TECHNOLOGY SERVICES, FOOD AND MEDICAL STERILIZATION SERVICES AND COMMUNICATIONS.
-----------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                  54,384 shs.            8/31/95        173,221       883,740
                                                                                                     ------------------------


TRANSMONTAIGNE OIL COMPANY - A.S.E.
AN INDEPENDENT PETROLEUM PRODUCTS MARKETING COMPANY.
-----------------------------------------------------------------------------------------------------------------------------
Common Stock (B)                                                 333,326 shs.                  *      1,109,177       824,982
                                                                                                     ------------------------
*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

TREND TECHNOLOGIES,INC.
A MANUFACTURER AND ASSEMBLER OF PLASTIC INJECTION MOLDED PARTS.
-----------------------------------------------------------------------------------------------------------------------------
Limited Partnership Interests of Riverside V
   Holding Company L.P.                                            8.28% int.                  *        201,036       160,834
Limited Partnership Interests of Riverside V-A
   Holding Company L.P.                                            8.28% int.                  *        548,964       411,743
                                                                                                     ------------------------
                                                                                                        750,000       572,577
                                                                                                     ------------------------
* 3/21/97, 10/16/97, 11/19/97 and 3/12/99.


TRIDEX CORP.- O.T.C.
A DESIGNER AND MANUFACTURER OF POINT-OF-SALE MONITORS AND KEYBOARDS USED BY RETAILERS AND RESTAURANTS.
-----------------------------------------------------------------------------------------------------------------------------
12% Senior Subordinated Note due 2005                              $3,000,000            4/17/98      3,000,000       300,000
Common Stock (B)                                                  71,429 shs.            4/17/98        500,003            --
Warrant, exercisable until 2005, to purchase common stock at
   $2.03 per share (B)                                           218,182 shs.            5/26/98              1            --
                                                                                                     ------------------------
                                                                                                      3,500,004       300,000
                                                                                                     ------------------------

TRONAIR,INC.
A DESIGNER, ENGINEER AND MANUFACTURER OF GROUND SUPPORT EQUIPMENT FOR THE BUSINESS, COMMUTER AND COMMERCIAL AVIATION MARKETS.
-----------------------------------------------------------------------------------------------------------------------------
10.5% Senior Secured Term Note due 2008                            $2,368,750            1/20/00      2,368,750     2,309,294
12% Senior Subordinated Note due 2010                              $1,326,500            1/20/00      1,233,070     1,295,725
Common Stock (B)                                                 227,400 shs.            1/20/00        227,400       181,920
Warrant, exercisable until 2010, to purchase common stock at
   $.01 per share (B)                                            260,563 shs.            1/20/00         98,540         2,606
                                                                                                     ------------------------
                                                                                                      3,927,760     3,789,545
                                                                                                     ------------------------

TRUSEAL TECHNOLOGIES, INC.
A MANUFACTURER OF SEALANT SYSTEMS FOR THE NORTH AMERICAN WINDOW AND DOOR MARKET.
-----------------------------------------------------------------------------------------------------------------------------
12.25% Senior Subordinated Note due 2006                           $2,675,000            6/23/97      2,406,343     2,650,657
Limited Partnership Interests (B)                                 10.00% int.            6/17/97        824,600       742,140
Warrant,exercisable until 2006, to purchase limited
   partnership interests at $.01 per unit (B)                      1,258 uts.            6/23/97        376,932            13
                                                                                                     ------------------------
                                                                                                      3,607,875     3,392,810
                                                                                                     ------------------------

TVI, INC.
A RETAILER OF USED CLOTHING IN THE UNITED STATES, CANADA AND AUSTRALIA.
-----------------------------------------------------------------------------------------------------------------------------
15.971% Subordinated Note due 2008                                 $1,886,000             5/2/00      1,800,856     1,870,157
Common Stock (B)                                                 354,167 shs.             5/2/00        354,167       318,750
                                                                                                     ------------------------
                                                                                                      2,155,023     2,188,907
                                                                                                     ------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                Shares,Units,
                                                                  Warrants,
                                                                  Ownership
CORPORATE RESTRICTED SECURITIES:(A)                              or Principal         Acquisition                 Fair Value
(continued)                                                        Amount                Date           Cost      At 12/31/00
-----------------------------------------------------------------------------------------------------------------------------

U.S. NETTING, INC.
A MANUFACTURER OF PLASTIC NETTING FOR A WIDE VARIETY OF INDUSTRIES.
-----------------------------------------------------------------------------------------------------------------------------
Senior Secured Revolving Credit Facility due 2005                    $121,095             5/3/95        121,095        60,681
11% Senior Secured Note due 2005                                   $1,071,223             5/3/95      1,071,223       687,404
12% Subordinated Note due 2005                                       $652,050             5/3/95        630,959       377,341
Common Stock (B)                                                   4,911 shs.             5/3/95        391,230         4,911
Warrant, exercisable until 2005, to purchase common stock at
   $.01 per share (B)                                              2,795 shs.             5/3/95         35,923            28
                                                                                                     ------------------------
                                                                                                      2,250,430     1,130,365
                                                                                                     ------------------------

USFLOW CORPORATION
A DISTRIBUTOR OF INDUSTRIAL PIPES, VALVES AND FITTINGS.
-----------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2007                            $3,463,000           12/14/99      3,035,428     3,461,268
Class B Common Stock (B)                                             664 shs.           12/14/99        664,200       597,780
Warrant, exercisable until 2007, to purchase common stock at
   $.01 per share (B)                                                565 shs.           12/14/99        461,733             6
                                                                                                     ------------------------
                                                                                                      4,161,361     4,059,054
                                                                                                     ------------------------

VICTORY VENTURES, LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN OTHER ENTITIES.
-----------------------------------------------------------------------------------------------------------------------------
Series A Preferred Units (B)                                      11,270 uts.            12/2/96         27,267        22,540
                                                                                                     ------------------------


VITEX PACKAGING, INC.
A MANUFACTURER OF SPECIALTY PACKAGING, PRIMARILY ENVELOPES AND TAGS USED ON TEA BAGS.
-----------------------------------------------------------------------------------------------------------------------------
12% Subordinated Note due 2008                                     $2,045,265           12/18/00      1,878,075     2,030,948
Limited Partnership Interests of Riverside VI Holding
   Company L.P.                                                    4.80% int.                  *        351,309       281,043
Limited Partnership Interests of Riverside Capital
   Appreciation Fund (B)                                           0.75% int.           12/18/00         79,735        63,805
Warrant, exercisable until 2008, to purchase common stock at
   $.01 per share (B)                                                308 shs.                 **        227,729             3
                                                                                                     ------------------------
                                                                                                      2,536,848     2,375,799
                                                                                                     ------------------------
* 12/30/97 and 9/9/99
**1/2/98 and 12/18/00


WASHINGTON INVENTORY SERVICES, INC.
A PROVIDER OF PHYSICAL INVENTORY TAKING AND OTHER RELATED SERVICES TO RETAILERS.
-----------------------------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated Note due 2008                            $1,646,875            11/3/00      1,597,505     1,643,746
Senior Preferred Stock (B)                                         4,692 shs.            11/1/00        469,160       451,379
Class B Common Stock (B)                                           8,959 shs.            11/1/00          8,959         8,063
Warrant, exercisable until 2008, to purchase common stock
   at $.01 per share (B)                                           3,980 shs.            11/3/00         49,804            40
                                                                                                    -------------------------
                                                                                                      2,125,428     2,103,228
                                                                                                    -------------------------
TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 187,543,850   169,172,776
                                                                                                    -------------------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                             Shares or
CORPORATE RESTRICTED SECURITIES:(A)            Interest         Due          Principal                            Fair Value
(continued)                                      Rate           Date          Amount               Cost          At 12/31/00
----------------------------------------------------------------------------------------------------------------------------
RULE 144 A SECURITIES -4.34%:(A)

BONDS -0.10%
Climachem, Inc.                                 10.750%       12/01/07        $175,000            168,000             52,938
Cuddy International Corp.                       10.750        12/01/07         525,000            517,158            131,250
----------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS                                                                   $700,000            685,158            184,188
                                                                           ===========        -----------        -----------

CONVERTIBLE BONDS - 2.82%
Commscope, Inc.                                  4.000%       12/15/06        $250,000            250,000            182,645
Echostar Communications, Inc.                    4.875        01/01/07         400,000            400,000            304,416
Home Depot Exchangable Trust                     1.000        02/14/06       1,315,000          1,162,953          1,153,912
Hyperion Solutions Corp.                         4.500        03/15/05         200,000            200,000            156,994
Sanmina Corporation                              0.000        09/12/20       2,300,000            957,375            885,546
Telewest Finance                                 6.000        07/07/05         405,000            280,463            268,266
Transwitch Corporation                           4.500        09/12/05         225,000            225,000            202,689
Triquint Semiconductor, Inc.                     4.000        03/01/07         875,000            818,442            826,429
Viropharma, Inc.                                 6.000        03/01/07         215,000            147,282             63,963
Vitesse Semiconductor Corp.                      4.000        03/15/05       1,215,000            908,500            970,687
----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS                                                     $7,400,000          5,350,015          5,015,547
                                                                           ===========        -----------        -----------

CONVERTIBLE PREFERRED STOCK - 1.39%
Alliant Energy Resources, Inc.                                                  26,740          1,707,746          1,480,701
D T Industries, Inc.                                                            40,000          2,000,000          1,000,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCK                                                               3,707,746          2,480,701
                                                                                              -----------        -----------

COMMON STOCK - 0.00%
Jordan Telecom Products (B)                                                         70             14,000              1,785
----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                                                 14,000              1,785
                                                                                              -----------        -----------

WARRANTS - 0.03%
Winsloew Escrow Corporation (B)                                                    900                  9             45,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                                          9             45,000
                                                                                              -----------        -----------
TOTAL RULE 144A SECURITIES                                                                      9,756,928          7,727,221
                                                                                              -----------        -----------
TOTAL CORPORATE RESTRICTED SECURITIES                                                         197,300,778        176,899,997
                                                                                              -----------        -----------

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                                   Shares or
                                                   Interest        Due             Principal                  Market Value
CORPORATE PUBLIC SECURITIES - 12.49%:(A)             Rate         Date               Amount         Cost       At 12/31/00
--------------------------------------------------------------------------------------------------------------------------
BONDS - 3.96%
360 Networks, Inc.                                  12.000%     08/01/09          $ 1,200,000   $   885,000     $  894,000
Central Tractor                                     10.625      04/01/07              600,000       586,500        328,500
Derby Cycle Corp.                                   10.000      05/15/08              460,000       460,000        128,800
EV International, Inc.                              11.000      03/15/07            1,000,000       600,000        550,000
GFSI, Inc.                                           9.625      03/01/07              145,000       120,838        108,750
Grove Worldwide                                      9.250      05/01/08              335,000       292,325         30,150
Haynes International, Inc.                          11.625      09/01/04              640,000       577,000        448,000
Kevco, Inc.                                         10.375      12/01/07              275,000       151,250         46,750
LLS Corp.                                           11.625      08/01/09              500,000       445,000        403,750
MCMS, Inc.                                           9.750      03/01/08              600,000       600,000        390,000
MSX International, Inc.                             11.375      01/15/08              250,000       245,125        220,000
Neff Corp.                                          10.250      06/01/08              230,000       227,687        101,200
Numatics, Inc.                                       9.625      04/01/08              820,000       790,175        508,400
Remington Products Co.                              11.000      05/15/06              600,000       595,506        471,000
Sports Club Co.                                     11.375      03/15/06              600,000       582,000        519,750
United Refining Co.                                 10.750      06/15/07            1,365,000     1,365,000        873,600
Woods Equipment Co., Inc.                           12.000      07/15/09              800,000       800,000        232,000
Winsloew Escrow Corp.                               12.750      08/15/07              900,000       879,472        801,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS                                                                       $11,320,000    10,202,878      7,055,650
                                                                                  ===========  ------------   ------------
COMMON STOCK - 4.72%
American Country Holdings Inc.(B)                                                     101,397       760,886        215,469
Associated Materials, Inc.                                                             43,240       497,673        686,435
Beacon Power Corp.(B)                                                                  65,000       390,000        650,000
Benson Petroleum, LTD.(B)                                                             200,000       154,408        290,280
BP Prudhoe Bay Royalty Trust                                                            9,980       116,002        123,503
Budget Group,Inc.(B)                                                                   95,456     1,996,621        202,844
Charles River Lab Int'l, Inc.(B)                                                        6,500       104,000        177,938
Computer Horizons Corp.(B)                                                             32,068       301,942         78,166
Convera Corp.(B)                                                                       38,950     1,427,284        691,362
Dreamlife, Inc.(B)                                                                     73,125       813,719         68,555
Florist Transworld Delivery, Inc.(B)                                                   29,374        41,258         73,435
HCI Direct, Inc.(B)                                                                     1,000             -              -
Interbrew (B)                                                                          24,375       711,872        852,231
Ixia (B)                                                                               13,000       169,000        297,375
Key 3 Media Group, Inc.(B)                                                             81,300       492,678        990,844
Proton Energy Systems, Inc.(B)                                                         26,000       328,859        273,000
Rent-Way, Inc.(B)                                                                      60,363       600,008        267,860
Swiss Army Brands, Inc.(B)                                                             39,000       393,825        234,000
Tycom LTD (B)                                                                          32,500     1,040,000        727,187
Whitman Corp.                                                                          92,146     2,006,380      1,508,886
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                                               12,346,415      8,409,370
                                                                                               ------------   ------------

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                                   Shares or
                                                   Interest        Due             Principal                  Market Value
CORPORATE PUBLIC SECURITIES:(A)                      Rate         Date               Amount         Cost       At 12/31/00
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 3.80%
Commscope, Inc.                                      4.000%     12/15/06          $   105,000   $    90,694     $   76,711
Corning, Inc.                                        0.000      11/08/15              795,000       589,829        575,254
Cox Communications,Inc.                              0.426      04/19/20            3,260,000     1,292,396      1,213,665
Cymer, Inc.                                          7.250      08/06/04              575,000       569,500        546,014
Cypress Semiconductor Corp.                          4.000      02/01/05              210,000       210,000        164,581
Echostar Communications                              4.875      01/01/07            1,000,000       805,000        761,040
Hyperion Solutions, Inc.                             4.500      03/15/05               50,000        35,500         39,249
ITC/Deltacom, Inc.                                   4.500      05/15/06            1,300,000       630,500        567,125
Kellstorm Industries, Inc.                           5.500      06/15/03              975,000       833,150        377,081
Nextel Communications                                5.250      01/15/01            1,425,000     1,052,625      1,044,126
SCI Systems, Inc.                                    3.000      03/15/07              800,000       727,037        636,216
Sanmina Corp.                                        0.000      09/12/20            2,000,000       714,914        770,040
--------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS                                                           $12,495,000     7,551,145      6,771,102
                                                                                  ===========  ------------   ------------
WARRANTS -0.01%
American Country Holdings, Inc.(B)                                                    183,117        45,779         11,445
--------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                                       45,779         11,445
                                                                                               ------------   ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                30,146,217     22,247,567
                                                                                               ------------   ------------

                                                 Interest         Due              Principal      Market         Value
SHORT-TERM SECURITIES - 3.91%:                   Rate/Yield        Date              Amount         Cost       At 12/31/00
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 3.91%
Avnet, Inc.                                          8.019%     01/02/01           $2,975,000    $2,974,347      2,974,347
Countywide Home Loans, Inc.                          6.742      01/03/01            1,000,000       999,631        999,631
National Fuel Gas Co.                                6.665      01/18/01            3,000,000     2,990,721      2,990,721
--------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES                                                        $6,975,000     6,964,699      6,964,699
                                                                                   ----------  ------------   ------------
TOTAL INVESTMENTS                                   115.71%                                    $234,411,694   $206,112,263
                                                                                               ============   ------------
Other Assets                                          3.88                                                       6,920,470
Liabilities                                         (19.59)                                                    (34,902,236)
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%                                                   $178,130,497
==========================================================================================================================
(A) In each of the convertible note,warrant,convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

See Notes to Financial Statements

30

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                    Fair Value
CORPORATE RESTRICTED SECURITIES                                     At 12/31/00
--------------------------------------------------------------------------------
AUTOMOBILE - 4.37%
America's Body Co./LCP Holding Co.                                 $  3,911,743
LIH Investors,L.P.                                                    3,877,901
--------------------------------------------------------------------------------
                                                                      7,789,644
--------------------------------------------------------------------------------
BEVERAGE, FOOD
&TOBACCO -2.22%
Beta Brands, Inc.                                                     1,811,730
Cains Foods, L.P.                                                        93,784
SMG Holdings, Inc.                                                    2,041,780
--------------------------------------------------------------------------------
                                                                      3,947,294
--------------------------------------------------------------------------------
BROADCASTING
& ENTERTAINMENT - 0.17%
Echostar Communications, Inc.                                           304,416
--------------------------------------------------------------------------------
BUILDINGS &REAL ESTATE - 6.48%
Adorn,Inc.                                                            2,072,516
Strategic Equipment & Supply Partners, Inc                            3,873,365
Supreme Industries, Inc.                                                271,356
Therma-Tru Corporation                                                1,940,089
Truseal Technologies,Inc.                                             3,392,810
--------------------------------------------------------------------------------
                                                                     11,550,136
--------------------------------------------------------------------------------
CARGO TRANSPORT - 0.64%
Tidewater Holdings, Inc.                                              1,141,794
--------------------------------------------------------------------------------
CHEMICAL,PLASTICS
& RUBBER -2.51%
Process Chemicals, LLC                                                2,765,605
Trend Technologies, Inc.                                                572,577
U.S.Netting, Inc.                                                     1,130,365
--------------------------------------------------------------------------------
                                                                      4,468,547
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - 10.71%
Alpha Shirt Company                                                   4,181,352
Colibri Holdings Corporation                                          2,037,453
Consumer Product Enterprises, Inc.                                    1,460,822
Corvest Promotional Products, Inc.                                    4,037,635
G C-Sun Holdings, LP                                                  1,713,624
Keepsake Quilting, Inc.                                               2,221,259
The Tranzonic Companies                                               3,432,566
--------------------------------------------------------------------------------
                                                                     19,084,711
--------------------------------------------------------------------------------
CONTAINERS, PACKAGING
& GLASS - 5.80%
C & K Manufacturing and Sales Company                                   673,748
Capitol Specialty Plastics, Inc.                                            403
Fleming Acquisition Corporation                                          80,349
Plassein Packaging, Inc.                                              1,745,827
PPI Holdings Company                                                  2,333,250
Snyder Industries, Inc.                                               3,120,630
Vitex Packaging, Inc.                                                 2,375,799
--------------------------------------------------------------------------------
                                                                     10,330,006
--------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,
MANUFACTURING - 14.98%
Commscope, Inc.                                                         182,645
D T Industries, Inc.                                                  1,000,000
Evans Consoles, Inc.                                                  3,225,500
Highgate Capital, LLC                                                   700,000
Hussey Seating Company                                                3,302,440
Jackson Products, Inc.                                                  998,585
Jason, Inc.                                                           2,086,879
Maxtec International Corp.                                              669,117
NPC, Inc.                                                             4,437,639
PAR Acquisition Corp.                                                   702,000
PW Eagle, Inc.                                                        5,030,472
Safety Speed Cut Manufacturing                                        4,349,675
--------------------------------------------------------------------------------
                                                                     26,684,952
--------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,
SERVICE - 10.58%
Diversco, Inc./DHI Holdings, Inc.                                     2,477,581
Examination Management Services, Inc.                                 4,037,250
Hamilton Funeral Services                                             2,219,365
Lancaster Laboratories, Inc.                                          2,064,819
Magnetic Data Technologies, Inc./
MDT Holdings LLC                                                      2,063,308
Pharmaceutical Buyers, Inc.                                             894,302
SpectaGuard Acquisition LLC                                           2,108,817
Titan Corporation                                                       883,740
Washington Inventory Services, Inc.                                   2,103,228
--------------------------------------------------------------------------------
                                                                     18,852,410
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000

                                                                    Fair Value
CORPORATE RESTRICTED SECURITIES                                     At 12/31/00
--------------------------------------------------------------------------------

ELECTRONICS - 6.95%
Directed Electronics, Inc.                                         $  4,121,132
Hyperion Solutions Corp.                                                156,994
Integration Technology Systems, Inc.                                  2,383,692
Precision Dynamics, Inc.                                              3,500,527
Sanmina Corporation                                                     885,546
Transwitch Corporation                                                  202,689
Tridex Corp.                                                            300,000
Triquint Semiconductor, Inc.                                            826,429
--------------------------------------------------------------------------------
                                                                     12,377,009
--------------------------------------------------------------------------------
FARMING & AGRICULTURE - 1.42%
Cuddy International Corp.                                               131,250
Polymer Technologies, Inc./
Poli-Twine Western, Inc.                                              2,065,305
Protein Genetics, Inc.                                                  332,070
--------------------------------------------------------------------------------
                                                                      2,528,625
--------------------------------------------------------------------------------
FINANCE - 0.15%
Telewest Finance                                                        268,266
--------------------------------------------------------------------------------
HEALTHCARE, EDUCATION
& CHILDCARE - 5.12%
D&K Healthcare Resources, Inc.                                        3,169,426
Enzymatic Therapy, Inc.                                               2,060,086
Nexell Therapeutics                                                   3,830,123
Viropharma, Inc.                                                         63,963
--------------------------------------------------------------------------------
                                                                      9,123,598
--------------------------------------------------------------------------------
HOME & OFFICE FURNISHINGS,
HOUSEWARES, AND DURABLE
CONSUMER PRODUCTS - 5.91%
Fasteners for Retail, Inc.                                            4,263,596
Moss, Inc.                                                            1,978,456
Star International Holdings, Inc.                                     4,288,785
--------------------------------------------------------------------------------
                                                                     10,530,837
--------------------------------------------------------------------------------
LEISURE, AMUSEMENT,
ENTERTAINMENT - 3.58%
Adventure Entertainment Corporation                                     601,073
Merit Industries, Inc.                                                1,742,507
Olympic Boat Centers, Inc.                                            4,037,356
--------------------------------------------------------------------------------
                                                                      6,380,936
--------------------------------------------------------------------------------
MINING, STEEL, IRON &
NON PRECIOUS METALS - 1.31%
Better Minerals & Aggregates                                       $  2,326,716
MISCELLANEOUS -2.43%
CapeSuccess LLC                                                         105,196
Climachem, Inc.                                                          52,938
Immedient Corporation                                                    33,932
USFlow Corporation                                                    4,059,054
Victory Ventures, LLC                                                    22,540
Winsloew Escrow Corporation                                              45,000
--------------------------------------------------------------------------------
                                                                      4,318,660
--------------------------------------------------------------------------------
OIL AND GAS -4.48%
Chaparral Resources, Inc.                                                   535
Golden Bear Oil Specialties                                             343,480
Hanover Compressor Company                                            4,935,471
Louis Dreyfus Natural Gas Corporation                                 1,876,185
TransMontaigne Oil Company                                              824,982
--------------------------------------------------------------------------------
                                                                      7,980,653
--------------------------------------------------------------------------------
PERSONAL TRANSPORTATION - 2.13%
Tronair, Inc.                                                         3,789,545
--------------------------------------------------------------------------------
RETAIL STORES - 4.52%
A T I Acquisition Corporation                                         4,713,021
Home Depot Exchangable Trust                                          1,153,912
Rent-Way, Inc.                                                              200
TVI, Inc.                                                             2,188,907
--------------------------------------------------------------------------------
                                                                      8,056,040
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.55%
Jordan Telecom Products                                                   1,785
Vitesse Semiconductor Corp.                                             970,687
--------------------------------------------------------------------------------
                                                                        972,472
--------------------------------------------------------------------------------
TEXTILES - 1.47%
Kappler Safety Group, Inc.                                            2,612,029
--------------------------------------------------------------------------------
UTILITIES -0.83%
Alliant Energy Resources, Inc.                                        1,480,701
--------------------------------------------------------------------------------
TOTAL CORPORATE
RESTRICTED SECURITIES - 99.31%                                     $176,899,997
================================================================================

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2000 and 1999

1. HISTORY

MassMutual Corporate Investors (the "Trust") is a closedend, non-diversified investment company. David L. Babson & Company Inc.("Babson") acts as its investment adviser.

The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been consolidated in the accompanying financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

A. VALUATION OF INVESTMENTS:

Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Babson. In making valuations, the Trustees will consider reports by Babson analyzing each portfolio security in accordance with the relevant factors referred to above.Babson has agreed to provide such reports to the Trust at least quarterly.

The financial statements include restricted securities valued at $176,899,997 (99.31% of net assets) as of December 31,2000 ($174,084,140 at December 31, 1999) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2000, subject to discount where appropriate, and are approved by the Trustees.

Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

B.ACCOUNTING FOR INVESTMENTS:

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue, for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2000 and 1999

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

C. USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. FEDERAL INCOME TAXES:

No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

E. RECLASSIFICATIONS:

Certain amounts from prior years' financial statements have been reclassed to conform with current year presentation.

3. MANAGEMENT FEE

Under an investment services contract,Babson has agreed to invest for MassMutual Life Insurance Company's ("MassMutual") general account concurrently with the Trust in each restricted security purchased by the Trust. Babson, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides a continuing review of the investment operations of the Trust. Babson also provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Under the investment services contract, as amended July 1, 1988, the Trust pays Babson a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% approximately equivalent to .25% on an annual basis.

The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Corporate Bond Index over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the year ended December 31, 2000 was:

                                       PERFORMANCE
                                        ADJUSTMENT         AMOUNT
--------------------------------------------------------------------------------
March 31,2000                           (0.0625%)        ($128,204)
June 30,2000                             0.0625%           132,603
September 30,2000                       (0.0625%)         (126,330)
December 31,2000                         0.0215%            38,436
--------------------------------------------------------------------------------
Total                                   (0.0410%)         ($83,495)

4. SENIOR SECURED INDEBTEDNESS

A. NOTE PAYABLE

On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. The Note holder, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

In agreement with MassMutual, the Note's maturity has been extended for an additional seven years from November 15, 2000. The Note is due November 15, 2007 and will accrue at 7.39% per annum. For each of the periods ended December 31, 2000 and 1999, the Trust incurred total interest expense on the Note of $1,117,500 and $1,066,000, respectively.

B. REVOLVING CREDIT AGREEMENT

The Trust entered into a senior unsecured,floating rate, revolving credit agreement (the "Revolver") with Fleet National Bank (the "Agent Bank") as of June 29, 2000 in the principal amount of $25,000,000, maturing on May 31, 2005. The interest rate on the outstanding revolving loan is determined for periods of one, three or six months (as selected by the Trust) and is set at an annual rate equal to LIBOR (London Interbank Offered Rate) plus 0.37%. The Trust also agreed to pay an up-front fee equal to 0.10% on the total commitment. The facility fee is 0.15% per annum of the total commitment.

As of December 31, 2000, there were no outstanding loans drawn against the revolving credit facility. For the period ended December 31, 2000, the Trust incurred $19,007 in expense related to the undrawn portion.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS.
December 31, 2000 and 1999


5. PURCHASES AND SALES OF INVESTMENTS

                                             For the year         For the year
                                           ended 12/31/2000     ended 12/31/1999
--------------------------------------------------------------------------------
                                               COST OF INVESTMENTS ACQUIRED
--------------------------------------------------------------------------------
Corporate restricted securities              $88,296,838           $99,390,409
Corporate public securities                   37,405,876            46,963,001
Short-term securities                        607,186,552           579,219,495

--------------------------------------------------------------------------------
                                             PROCEEDS FROM SALES OR MATURITIES
--------------------------------------------------------------------------------
Corporate restricted securities              $84,582,425           $78,805,361
Corporate public securities                   51,516,754            76,316,355
Short-term securities                        614,777,319           573,738,039

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 2000. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2000 is $28,299,431 and consists of $21,201,697 appreciation and $49,501,128 depreciation.

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1999. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 1999 is $15,270,282 and consists of $27,442,696 appreciation and $42,712,978 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                               Amount      Per Share      Amount      Per Share
--------------------------------------------------------------------------------
                                  MARCH 31, 2000             MARCH 31, 1999
--------------------------------------------------------------------------------
Investment income            $4,958,909                 $4,710,746
Net investment income         4,063,971       $0.47      3,808,088       $0.44
Net realized and unrealized
gain (loss)on investments    11,553,274        1.35     (7,968,093)      (0.93)

--------------------------------------------------------------------------------
                                  JUNE 30, 2000              JUNE 30, 1999
--------------------------------------------------------------------------------
Investment income             5,365,267                  4,762,468
Net investment income         4,211,896        0.49      3,856,236        0.45
Net realized and unrealized
gain on investments           6,468,569        0.76      7,903,688        0.92

--------------------------------------------------------------------------------
                                SEPTEMBER 30,2000          SEPTEMBER 30,1999
--------------------------------------------------------------------------------
Investment income             5,271,922                  5,094,589
Net investment income         4,260,988        0.50      4,072,977        0.47
Net realized and unrealized
loss on investments          (9,996,453)      (1.17)    (5,083,113)      (0.59)

--------------------------------------------------------------------------------
                                 DECEMBER 31,2000           DECEMBER 31,1999
--------------------------------------------------------------------------------
Investment income             5,315,898                  4,562,018
Net investment income         4,331,989        0.50      3,698,382        0.44
Net realized and unrealized
loss on investments         (12,023,011)      (1.40)    (2,902,947)      (0.34)

            [PHOTOS OF MEMBERS OF THE BOARD OF TRUSTEES APPEAR HERE]

MEMBERS OF THE
BOARD OF TRUSTEES

STUART H. REESE
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

RICHARD G. DOOLEY
Retired Executive
Vice President and
Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

MILTON COOPER
Chairman,
Kimco Realty Corp.

CORINE T. NORGAARD*
Dean, Barney School
of Business and
Public Administration,
University of Hartford

JACK A. LAUGHERY
Chairman,
Laughery Investments

DONALD GLICKMAN
Chairman,
Donald Glickman
& Company, Inc.

MARTIN T. HART*
President and Director,
H Corporation

DONALD E. BENSON*
Executive Vice President
and Director,
Marquette Bancshares, Inc.

*Member of Audit Committee

--------------------------------------------------------------------------------
Independent Auditors' Report

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF MASSMUTUAL CORPORATE INVESTORS

We have audited the accompanying consolidated statements of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2000 and 1999, and the related consolidated statements of operations, cash flows, changes in net assets, and the consolidated financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 and for each year of the years in the eight-year period then ended were audited by other auditors, whose report, dated February 25, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned as of December 31, 2000 by counting of securities at the custodian and confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2000 and 1999, and the results of its operations, its cash flows, its changes in net assets, and financial highlights for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 9, 2001.

OFFICERS

STUART H. REESE
Chairman

RICHARD G. DOOLEY
Vice Chairman

ROBERT E. JOYAL
President

CHARLES C. MCCOBB, JR.
Vice President and
Chief Financial Officer

STEPHEN L. KUHN
Vice President and Secretary

MICHAEL P. HERMSEN
Vice President

MARY WILSON KIBBE
Vice President

MICHAEL L. KLOFAS
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

MARK B.ACKERMAN
Treasurer

VICTORIA FORTIER
Comptroller

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of close of business on the valuation date, or if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673

MassMutual Corporate Investors
1295 State Street
Springfield, Massachusetts 01111-0001
(413) 744-8480  www.massmutual.com/mci

Adviser
David L. Babson & Company Inc.

Auditor
Deloitte & Touche LLP
New York, New York 10281

Custodian
The Chase Manhattan Bank, N.A.

Transfer Agent & Registrar
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

MCI
LISTED
NYSE

            [PHOTOS OF MEMBERS OF THE BOARD OF TRUSTEES APPEAR HERE]
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MASSMUTUAL CORPORATE INVESTORS                                           L4287A